STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is dated as of November 17, 2009, by and among KL Energy Corporation, a Nevada corporation (the "Company"), and the persons and entities (each, a "Purchaser" and collectively, the "Purchasers") identified on the signature pages attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation S promulgated thereunder, as applicable, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS AND AUTHORIZATION

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

"Action" shall have the meaning ascribed to such term in Section 3.1(i).

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States.

"Closing" means the Closing of the purchase and sale of the Shares pursuant to Section 2.2.

"Closing Date" means the Business Day when this Agreement has been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the applicable Shares have been satisfied or waived.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

"Common Stock Equivalents" means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"GAAP" shall have the meaning ascribed to such term in Section 3.1(g).

"Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(l).

"Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(a).

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Required Approvals" shall have the meaning ascribed to such term in Section 3.1(d).

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Reports" shall have the meaning ascribed to such term in Section 3.1(g).

"Shares" shall have the meaning assigned to such term in Section 2.1(a).

"Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States Dollars and in immediately available funds.

"Third Party Holder" means the party mutually agreed to by the Company and the Purchasers to hold the Shares as provided by this Agreement, which shall initially be Greenberg Traurig, LLP until amended otherwise by the parties.

ARTICLE II.
PURCHASE AND SALE

2.1 Authorization, Sale and Issuance of Common Stock.

(a) The Company has authorized the sale and issuance of shares of the Company's Common Stock, par value $0.001 per share, to be purchased by the Purchasers pursuant to this Agreement (the "Shares") .

(b) Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Purchaser, Shares of the Company's common stock at a cash purchase price of $1.50 per share. Notwithstanding the foregoing, in the event that the Company does not receive an investment by an institutional investor within 90 days of the date of this Agreement, the purchase price shall be adjusted to $1.10 per Share for all Purchasers and all Purchasers shall receive the number of Shares equal to their respective Subscription Amount divided by the adjusted per share purchase price. In addition, notwithstanding anything contained herein to the contrary, in the event that the Company sells and issues Shares to another Purchaser at a lower cash purchase price than $1.50 per share within 90 days of the date of this Agreement, the purchase price shall be adjusted to such lower purchase price for all of the Purchasers and all of the Purchasers shall correspondingly receive such number of Shares for their respective Subscription Amounts tendered to the Company based on the lower per share purchase price.

(c) Each Purchaser shall pay to the Company fifty percent (50%) of its Subscription Amount to the Company on or before the Closing Date pursuant to Section 2.3(b)(ii) below. Each Purchaser shall pay to the Company the remaining fifty percent (50%) of its Subscription Amount to the Company on or within 14 days of its receipt of a written demand from the Company after the Closing Date. In the event that the Purchaser fails to provide payment upon the written demand by the Company as provided herein, then such Purchaser agrees and acknowledges that all of the Shares held by the Third Party Holder shall be cancelled pursuant to Section 2.1(d) below. Upon full payment of a Purchaser's Subscription Amount to the Company, as evidenced by a written statement to that fact signed by the Company and such Purchaser and delivered to Third Party Holder, the Third Party Holder shall, as soon as practicable after its receipt of such signed statement, deliver the Shares to the Purchaser.

(d) All certificates or instruments representing or evidencing the Shares shall be delivered to Third Party Holder at the Closing of the sale and issuance of the Shares pursuant this Agreement. Each Purchaser hereby acknowledges and agrees that in the event that it fails to pay the remainder of its Subscription Amount pursuant to Section 2.1(c) above, that the Third Party Holder shall have the authority and power to deliver all of the Shares representing the Subscription Amount to the Company for cancellation of such Shares, and such Purchaser hereby consents to such cancellation by the Third Party Holder and the Company with respect to such Shares.

(e) Each Purchaser hereby irrevocably authorizes the Third Party Holder to take such action and to exercise such powers hereunder as provided in this Agreement, together with such powers as are reasonably incidental thereto. Third Party Holder may execute any of its duties

hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advise of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith. Both the Company and the Purchasers hereby acknowledge and agree that neither the Third Party Holder nor any of its directors, officers or employees shall be liable or responsible to Purchaser or to the Company for any action taken or omitted to be taken by Third Party Holder or any other such person hereunder or under any related agreement, instrument or document, except in the case of negligence or misconduct on the part of the Third Party Holder.

2.2 Closing. The purchase, sale and issuance of the Shares shall take place at the offices of Greenberg Traurig, LLP, 3161 Michelson Drive, Suite 1000, Irvine, California 92612 or other relevant address, at 10:00 a.m. local time on the Closing Date (the "Closing").

2.3 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered the following:

(i) to each Purchaser in the Closing, this Agreement duly executed by the Company; and

(ii) to the Third Party Holder, the stock certificates for the Purchasers to be held pursuant to the terms of this Agreement.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) fifty percent (50%) of such Purchaser's Subscription Amount by wire transfer or check pursuant to the instructions attached hereto as Exhibit A.

2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Purchasers shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date);

(ii) all obligations, covenants and agreements of such Purchasers required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by such Purchasers of the items set forth in Section 2.3(b) above;

(iv) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement; and

(v) the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares.

(b) The respective obligations of the Purchasers in the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.3(a) above;

(iv) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of the transaction contemplated by this Agreement; and

(v) the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares.

ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth on the Schedule of Exceptions delivered to the Purchasers at the Closing, the Company hereby represents and warrants to the Purchasers as follows:

(a) Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter

documents. The Company is presently qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified could have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the business, properties, assets, operations, prospects, results of operations or financial condition of the Company, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a "Material Adverse Effect") and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith, other than the Required Approvals. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

(e) Issuance of the Shares. The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchasers; provided, however, that the Shares are subject to restrictions on transfer under U.S. state and federal securities laws.

(f) Capitalization. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

(g) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the period commencing on January 1, 2009 through the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such

financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected by the Company to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which materially adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(j) Compliance. To the Company's knowledge, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could have or reasonably be expected to result in a Material Adverse Effect.

(k) Title to Assets. The Company has good and marketable title to all property owned by it that is material to the business of the Company, free and clear of all

Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.

(l) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). The Company has not received a notice (written or otherwise) that the Intellectual Property Rights used by the Company violate or infringe upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m) Private Placement. Subject to the accuracy of the Purchasers' representations and warranties in Section 3.2 and Section 3.3 of this Agreement, as applicable, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

(n) Disclosure. To the Company's knowledge, all disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedule of Exceptions to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(o) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(p) Insolvency. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(p), "Insolvent" means, with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts

and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser has full authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such securities (this representation and warranty not limiting such Purchaser's right to sell the Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an "accredited Purchaser" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has received and had the opportunity to review (i) copies of the SEC Reports, and (ii) all exhibits thereto. Such Purchaser further acknowledges that it or its representatives have been afforded (iii) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, the merits and risks of investing in the Shares, (iv) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Shares; and (v) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the SEC Reports.

(g) Restrictions on Securities. Such Purchaser understands that the Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

(h) Manipulation of Price. Purchaser has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

3.3 Representations, Warranties and Covenants by Non-U.S. Persons. Each Purchaser who is a Non-U.S. Person (as that term is defined in Section 3.3(c) herein) hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a) This Agreement is made by the Company with such Purchaser who is a Non-U.S. person in reliance upon such Non-U.S. person's representations, warranties and covenants made in this Section 3.3.

(b) Such Non-U.S. person has been advised and acknowledges that

(i) the Shares have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii) in issuing and selling the Shares to such Non-U.S. person pursuant hereto, the Company is relying upon the "safe harbor" provided by Regulation S and/or on Section 4(2) under the Securities Act;

(iii) it is a condition to the availability of the Regulation S "safe harbor" that the Shares not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the applicable Closing Date; and

(iv) notwithstanding the foregoing, prior to the expiration of one year after the applicable Closing (the "Restricted Period"), the Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

(c) As used herein, the term "United States" means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term "U.S. person" (as defined in Regulation S) means:

(i) a natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. person;

(iv) any trust of which any trustee is a U.S. person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(viii) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Purchasers (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

As used herein, the term "Non-U.S. person" means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(d) Such Non-U.S. person agrees that with respect to the Shares until the expiration of the Restricted Period:

(i) such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Shares or any beneficial interest therein in the United States or to or for the account of a U.S. person during the Restricted Period; and

(ii) notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

(iii) such Non-U.S. person shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Shares, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(e) Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Shares.

(f) Such Non-U.S. person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person; and (iii) at the time of the applicable Closing Date, the Non-U.S. person or persons acting on Non-U.S. person's behalf in connection therewith will be located outside the United States.

(g) At the time of offering to such Non-U.S. person and communication of such Non-U.S. person's order to purchase the Shares and at the time of such Non-U.S. Person's execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person's behalf in connection therewith were located outside the United States.

(h) Such Non-U.S. person is not a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the Securities Act).

(i) Such Non-U.S. person acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section 3.3 and shall transfer such shares on the books of the Company only to the extent consistent therewith. In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(j) If an Purchaser is not a United States person, such Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares or any use of the Agreements, including (i) the legal requirements within such Purchaser's jurisdiction for the purchase of Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. Such Purchaser's subscription and payment for, and such Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Shares in the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

4.2 Furnishing of Information. As long as any Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Underlying Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares and Underlying Shares may reasonably request, to the extent required from time to time to enable such Person to sell such

Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3 "Piggyback" Registration.

(a) If at any time the Company shall determine to register any of its Common Stock other than pursuant to (A) a registration relating solely to the sale of securities to participants in a Company employee benefits plan, (B) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the shares of Company Common Stock issued pursuant to this Agreement (such shares of Company Common Stock, for purposes of this Section 4.3 only, "Registrable Shares"), (C) a registration relating to securities issued in connection with an acquisition by the Company, or (D) a registration in which the only Company Common Stock being registered is Company Common Stock issuable upon conversion of debt securities which are also being registered), it shall send to each Purchaser written notice of such determination and, if within twenty (20) days after receipt of such notice, such Purchaser shall so request in writing, the Company shall use its commercially reasonable best efforts to include in such registration all or any part of the Registrable Shares that such Purchaser requests to be registered.

(b) If such registration involves an underwritten public offering and the managing underwriter determines in its sole discretion that marketing factors require a limitation on the number of shares that may be included in the registration, the number of shares to be included in such registration shall be apportioned as follows: First, the Common Stock held by officers and directors of the Company shall be excluded to the extent required by such limitation. Second, the Registrable Shares requested to be registered by the Purchasers shall be excluded to the extent required by such limitation. Third, Company Common Stock requested to be registered by selling stockholders with registration rights other than under this Agreement shall be excluded to the extent required by such limitation. If any Purchaser disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.

(c) The obligations of the Company to register any Purchaser's Registrable Shares pursuant to this Section 4.3 shall terminate on the earlier of (i) the sale of such Registrable Shares pursuant to an effective registration statement under the Securities Act, and (ii) with respect to each Purchaser, if such Purchaser is eligible to sell all of such Purchaser's Registrable Securities under Rule 144 of the Securities Act within any three month period without volume limitations thereunder.

4.4 Participation Rights.

(a) Each Purchaser shall have a right of participation to purchase its *pro rata* share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue solely for cash after the date of this Agreement, other than the Equity Securities excluded by subsection (e) hereof. Each Purchaser's *pro rata* share is equal to the ratio of (a) the number of shares of the Company's Common Stock which such Purchaser is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or other security or (iv) any such warrant or right.

(b) If the Company proposes to issue any Equity Securities, it shall give each Purchaser written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Purchaser shall have fifteen (15) days from the giving of such notice to agree to purchase its *pro rata* share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Purchaser who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

(c) If not all of the Purchaser elect to purchase their *pro rata* share of the Equity Securities, then the Company shall promptly notify in writing the Purchaser who do so elect and shall offer such Purchaser the right to acquire such unsubscribed shares. The Purchasers shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Purchasers fail to exercise in full their rights of participation, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Purchaser' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Purchasers pursuant to subsection (b) hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to subsection (b) hereof, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Purchasers in the manner provided above.

(d) The rights of participation established by this Section 4.4 shall not apply to and shall terminate upon a change in control of the Company.

(e) The rights of participation established by this Section 4.4 shall have no application to any of the following Equity Securities:

(i) any Equity Securities issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock

purchase or stock option plans or other arrangements that are approved by the Board of Directors;

(ii) any Equity Securities issued pursuant to any rights, agreements, options and warrants outstanding or issued as of the date of this Agreement; and any Equity Securities issued pursuant to any rights, agreements, options or warrants granted after the date of this Agreement; *provided* that either the rights of participation established by this Section 4.4 applied with respect to the initial sale or grant by the Company of such rights, agreements, options or warrants or such rights, agreements, options or warrants constituted Excluded Securities pursuant to this subsection (e) at the time of issuance;

(iii) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

(iv) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization of the Company;

(v) shares of Common Stock issued upon conversion of the Shares;

(vi) any Equity Securities issued pursuant to any equipment leasing arrangement or commercial credit arrangement from a bank or similar financial institution or pursuant to any real estate transaction or any Equity Securities issued as part of a unit including debt of the Company or its subsidiaries; *provided* that such issuances are primarily for other than non-equity financing purposes and are approved by the Board of Directors;

(vii) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

(viii) any Equity Securities issued in connection with strategic transactions that include a commercial relationship involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; *provided* that such strategic transactions and the issuance of Equity Securities pursuant thereto has been approved by the Company's Board of Directors.

ARTICLE V.
MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.2 Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such

matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 3:30 p.m. (Fort Worth, Texas time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 3:30 p.m. (Fort Worth, Texas time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto, and a copy of any notices to any Purchaser (for informational purposes only) shall also be delivered to:

Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, California, 92612

Telephone: (949) 732-6500
Facsimile: (949) 732-6501
Attention: Raymond A. Lee, Esq.

5.4 Amendments; Waivers. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Purchasers holding a majority of the Common Stock issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that if any amendment, waiver, discharge or termination operates in a manner that treats any Purchaser different from other Purchasers, the consent of such Purchaser shall also be required for such amendment, waiver, discharge or termination. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by merger).

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

5.13 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KL ENERGY CORPORATION

Address for Notice:
306 East Saint Joseph Street
Suite 200
Rapid City, SD 57701

By: Tom Schueller
[Name of Signatory], CHAIRMAN
[Title]

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: DENOEL Etienne

Signature of Authorized Signatory of Purchaser: [signature]

Name of Authorized Signatory: ____________________

Title of Authorized Signatory: ____________________

Email Address of Purchaser: etienne_denoel@mckinsey.com

Fax Number of Purchaser: +32 2 645 42 66

-Address for Notice of Purchaser:
Etienne DENOEL
McKINSEY & COMPANY
480 AVENUE LOUISE Box23
1050 BRUSSELS
BELGIUM

-Address for Delivery of Shares for Purchaser (if not same as above):

____

-Subscription Amount in USD: 1500 000

-Of which 750 000 USD is wired by closing date, representing at least 50% of the Subscription Amount.

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